Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT AND CONSENT

SECOND AMENDMENT AND CONSENT, dated as of December 21, 2006 (this “Amendment”), to the Credit Agreement, dated as of March 1, 2005 (the “Credit Agreement”), among EYE CARE CENTERS OF AMERICA, INC., a Texas corporation (as successor to LFS-MERGER SUB, INC., a Texas corporation) (the “Borrower”), ECCA HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), BANK OF AMERICA, N.A. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as co-syndication agents (in such capacity, the “Co-Syndication Agents”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Lenders, the Co-Syndication Agents and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to amend the Credit Agreement in the manner set forth herein, and the Lenders parties hereto and the Administrative Agent are willing to do subject to the conditions set forth herein; and

WHEREAS, the Lenders parties hereto have agreed to such requests, but only upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Definitions. Terms defined in the Credit Agreement are used herein with the respective meanings given to them therein.

Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) by amending the definition of “Applicable Margin” to read in its entirety as follows (it being understood that said definition as so amended will only apply to accruals of the commitment fee from and after the Second Amendment Effective Date).

“Applicable Margin”: for (a) Revolving Loans and Swingline Loans, the rate per annum determined pursuant to the Pricing Grid and (b) for the Term Loans as follows.

	ABR Loans	Eurodollar Loans
Term Loans	1.50%	2.50%

(b) by inserting in the definition of “Consolidated EBITDA” immediately preceding the word “minus” the following:

“and (n) costs, fees, expenses, charges and any one time payments relating to the HVHC Transaction (as defined in the First Amendment and Consent dated as of June 29, 2006) to this Agreement) not exceeding $9,000,000.”

Amendment to Section 3.3. Section 3.3(a) of the Credit Agreement is hereby amended by deleting the fronting fee percentage of “0.25%” and inserting in lieu thereof the percentage “0.125%” (it being understood that said Section as so amended will only apply to accruals of the fronting fee from and after the Second Amendment Effective Date).

Amendment to Section 7.7. Section 7.7 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (A) thereof and inserting in lieu thereof a comma and by deleting clause (B) thereof in its entirety and inserting in lieu thereof the following:

“(B) $18,000,000, for the fiscal year of the Borrower ending on December 31, 2006 and (C) $22,000,000, for the fiscal year of the Borrower ending on December 31, 2007 and each fiscal year thereafter.”

For the avoidance of doubt, the proviso following the existing clause (B) shall remain in effect and shall follow the new clause (C).

Amendment to Section 10.2. Holdings’ address in Section 10.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

Eye Care Centers of America, Inc.

c/o Highmark Inc. Legal Department

120 Fifth Avenue

Pittsburgh, PA 15222

Telecopy: (412) 544-7423

Telephone: (412)544-7000

Additional Prepayment. In addition to the prepayment contemplated by Section 9(b)(ii) of this Amendment, the Borrower shall make a prepayment of the Term Loans under Section 2.10 of the Credit Agreement within five Business Days after the delivery by it of its audited financial statements for its fiscal year ending December 31, 2006 in an amount equal to the cash and cash equivalents on its consolidated balance sheet as at such date less $5,000,000. In consideration of its agreement to make such prepayment and the prepayment contemplated by Section 9(b)(ii) of this Amendment, the Borrower shall not be required to make any prepayment under Section 2.11(c) of the Credit Agreement on account of its Excess Cash Flow (if any) for its fiscal year ending December 31, 2006. Any prepayment made as contemplated in this Amendment (including in Section 9(b)(ii) of this Amendment) shall not be subject to any minimum notice or minimum or integral amount requirement specified for prepayments under the Credit Agreement.

Consent to Non-Ratable Prepayment. Notwithstanding any provision of the Credit Agreement to the contrary, the Borrower may, in lieu of making any equivalent part of the prepayment contemplated by Section 9(b)(ii) of this Amendment, prepay in full the Term Loans held on the Second Amendment Effective Date by, and only by, Lenders that have not executed and delivered this Amendment by such date, so long as, after giving effect to the prepayment of such Term Lenders, all of the remaining Lenders have executed and delivered this Amendment.

Conditions to Effectiveness. (a) This Amendment (other than Sections 2(a) and 7 of this Amendment) shall become effective as of and on the date (such date, the “Second Amendment Effective Date”) on which the following shall have occurred:

(i) the Administrative Agent shall have received counterparts hereof duly executed by Holdings, the Borrower, the Administrative Agent and the Required Lenders; and

(ii) the Borrower shall have paid to the Administrative Agent, (x) for the account of each Lender that executed and delivered the Amendment by 5:00p.m. (New York City time) on December 20, 2006, an amendment fee of up to 0.05% of the sum of the outstanding Term Loans of such Lender and its Revolving Commitment as determined by the Administrative Agent, payable and computed on the Second Amendment Effective Date and (y) for the account of the Administrative Agent any fees and expenses that may have been required pursuant to a Fee Letter between the Borrower and the Administrative Agent or any of its affiliates.

(b) Sections 2(a) and 7 of this Amendment shall also become effective as of and on the Second Amendment Effective Date if on such date the following shall have occurred:

(i) the Required Lenders and each of the Term Lenders, after giving effect to any prepayment on such date of certain Term Lenders as permitted by Section 7 of this Amendment, shall have executed and delivered this Second Amendment; and

(ii) the Borrower shall have made, subject to Section 7 of this Amendment, a prepayment of the Term Loans in the amount of $25,000,000 under Section 2.10 of the Credit Agreement.

Representations and Warranties; No Default. Each of Holdings and the Borrower hereby confirms that after giving effect to this Amendment each of the representations and warranties set forth in the Loan Documents is true and correct in all material respects (except those representations and warranties that specifically refer to an earlier date, which representations and warranties shall be true and correct in all material respects as of such earlier date). Each of Holdings and the Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Expenses. The Borrower agrees (a) to pay all fees agreed between the Administrative Agent and the Borrower with respect to this Amendment and (b) reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified, supplemented or waived, and each term and provision of the Credit Agreement shall remain in full force and effect.

Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

EYE CARE CENTERS OF AMERICA, INC.

By:
Name:
Title:

ECCA HOLDINGS CORPORATION

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

SIGNATURE PAGE TO THE SECOND AMENDMENT AND CONSENT, DATED AS OF DECEMBER 21, 2006 TO THE CREDIT AGREEMENT, DATED AS OF MARCH 1, 2005, AMONG EYE CARE CENTERS OF AMERICA, INC., ECCA HOLDINGS CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND THE OTHER AGENTS PARTIES THERETO.

[NAME OF INSTITUTION]

By:
Name:
Title: